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                             AIM ADVISOR FLEX FUND

                         Supplement dated June 21, 2000
                      to the Prospectus dated May 1, 2000,
                          as supplemented May 11, 2000

This supplement supersedes and replaces in its entirety the supplement dated May 11, 2000.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

          o James O. Baker, C.F.A., Senior Portfolio Manager, who has been responsible for the fund and has been associated with the subadvisor and/or its affiliates since 1992.

          o David S. Griffin, C.F.A., Assistant Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the subadvisor and/or its affiliates since 1991.

          o Margaret (Peg) Durkes Hoogs, C.F.A., Assistant Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1993."


At a meeting held on May 10, 2000, the Board of Directors of AIM Advisor Funds, Inc. (the "company"), on behalf of AIM Advisor Flex Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

          - An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

          - A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with investments in certain affiliated money market funds and any new securities lending program implemented in the future);

          -         Changing the fund's fundamental investment restrictions.
                    The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

          - Changing the fund's investment objective and making it non-fundamental. The investment objective of the fund would be changed by eliminating from the investment objective the manner in which your fund proposes to achieve its objective of a high total return on investment. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders. Pursuant to this proposal, the fund's investment objective would read: "The fund's investment objective is to achieve high total return."

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about September 1, 2000 to vote on these and other proposals. Only shareholders of record as of June 23, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 11, 2000.